UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025 (November 19, 2025)

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603
(Address of Principal Executive Office) (Zip Code)

(312) 614-0950
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IPDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on September 5, 2025, Professional Diversity Network, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Streeterville Capital, LLC, a Utah limited liability company (the “Investor”), pursuant to which the Company agreed to issue and sell to the Investor shares of its common stock, par value $0.01 per share (“Common Stock”), in one or more pre-paid advance purchases for an aggregate purchase price of up to $20,000,000 for a period of two (2) years from September 5, 2025.

As also previously disclosed, on October 30, 2025, the Company and the Investor entered into a side letter agreement (the “Side Letter”), with respect to the Securities Purchase Agreement, pursuant to which the Company agreed, among other things, to file a registration statement on Form S-1 for the registration of at least 8,250,000 shares of Common Stock issuable to the Investor in connection with the Securities Purchase Agreement within twenty (20) days of the date of the Side Letter.

On November 19, 2025, the Company received from the Investor a waiver letter (the “Waiver Letter”), pursuant to which the Investor agreed to waive in full the Company’s obligation under the Securities Purchase Agreement and the Side Letter to file a registration statement on Form S-1 in connection with the Securities Purchase Agreement. All other terms of the SPA and the Side Letter remain in full force and effect.

The foregoing description of the Waiver Letter does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Waiver Letter from Streeterville Capital, LLC, dated November 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: November 20, 2025	By:	/s/ Yiran Gu
	Name:	Yiran Gu
	Title:	Chief Financial Officer